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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 14, 2017

Stericycle, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-37556	36-3640402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

28161 North Keith Drive

Lake Forest, Illinois 60045

(Address of principal executive offices including zip code)

(847) 367-5910

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CR 230.425)

☐    Soliciting material pursuant to Rule 425 under the Securities Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 2.05. Costs Associated With Exit or Disposal Activities.

On November 14, 2017, Stericycle, Inc. (the “Company”) approved a restructuring plan to reduce headcount in connection with its business transformation. As previously disclosed, the business transformation is a comprehensive multi-year initiative with the objective of transforming the Company’s business processes, systems and organizational design to enable future profitable growth.

The Company expects to incur severance costs in the range of approximately $7 to $10 million in connection with the restructuring plan and other recent headcount reductions related to the business transformation, which impacted approximately 335 employees, all of which are expected to require cash expenditures. These costs will be accrued as a pre-tax charge in the quarter ending December 31, 2017.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements that involve risks and uncertainties, some of which are beyond our control (for example, general economic and market conditions).  Our actual results could differ significantly from the results described in the forward-looking statements.  Factors that could cause such differences include changes in governmental regulation of the collection, transportation, treatment and disposal of regulated waste or the proper handling and protection of personal and confidential information, the ability to obtain final court approval of the previously announced class action settlement (“Settlement”), the ultimate terms and conditions of the Settlement, the number of members of the Settlement class that may elect to opt out of the Settlement, the impact of the Settlement in future periods on the Company’s consolidated financial statements, increases in transportation and other operating costs, the level of governmental enforcement of regulations governing regulated waste collection and treatment or the proper handling and protection of personal and confidential information, our obligations to service our substantial indebtedness and to comply with the covenants and restrictions contained in our private placement notes, term loan credit facility and revolving credit facility, our ability to negotiate additional financing arrangements on acceptable terms, our ability to execute on our business transformation initiatives, including the above mentioned restructuring plan in accordance with our cost and timing estimates, and achieve the anticipated benefits and cost savings, our ability to execute our acquisition strategy and to integrate acquired businesses, competition and demand for services in the regulated waste and secure information destruction industries, political, economic and currency risks related to our foreign operations, impairments of goodwill or other indefinite-lived intangibles, variability in the demand for services we provide on a project or non-recurring basis, exposure to environmental liabilities, fluctuations in the price we receive for the sale of paper, the outcome of pending or future litigation, disruptions in or attacks on our information technology systems, compliance with existing and future legal and regulatory requirements, as well as other factors described in our filings with the U.S. Securities and Exchange Commission, including our most recently filed Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. As a result, past financial performance should not be considered a reliable indicator of future performance, and investors should not use historical trends to anticipate future results or trends. We make no commitment to disclose any subsequent revisions to forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2017	STERICYCLE, INC.

	By:	/s/ Daniel V. Ginnetti
Daniel V. Ginnetti
Executive Vice President and Chief Financial Officer